AFL-CIO Housing Investment Trust
Helping Build New Jersey - The Union Way
May 2018

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The State of New Jersey is a strong market for the HIT. Since inception, the HIT and its subsidiary, Building America CDE^, have invested $798 million in 34 projects with total development investment of $1.2 billion. These projects have built or preserved over 5,480 housing units and created an estimated 15.3 million hours of union construction work*.

Economic and Fiscal Impacts of the HIT- and
Building America-Financed Projects in New Jersey*
In 2017 Dollars

$2.6B total economic benefits

$1.1B personal income

15,700 total jobs across industry segments

7,680 union construction jobs, 15.3M hours of work

$105.3M state and local tax revenue generated

The Sovereign: The HIT provided $66.0 million in financing for the $72.1 million , 261-unit, new construction project, The Sovereign, in Hoboken. The HIT created an estimated 1.2 million hours of union construction work on The Sovereign.	New Brunswick Performing Arts Center (NBPAC): Building America provided $7.0 million of New Markets Tax Credits. The 78,000-square-foot cultural center in New Brunswick is expected to create approximately 410 new union construction jobs.

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of March 31, 2018. Since inception dates from 1984-1Q 2018.

^ Building America, a subsidiary of the HIT, provided financing for five projects through the allocation of New Markets Tax Credits.

Projects in New jersey SINCE Inception (1984-1Q 2018)

Project	Location	Units	HIT Investment/ BACDE NMTC ^	TDC	Union Jobs*
Barnegat	Barnegat	120	$4,581,900	$5,040,090	46
Voorhees Pediatric Center	Voorhees	90	$4,473,100	$4,920,410	43
Regent Care Center	Hackensack	180	$8,120,131	$8,932,144	76
Woodland Care Center	Camden	180	$6,108,400	$6,719,240	55
Hudson Square	Hoboken	150	$19,847,300	$21,832,030	141
Health Center of Bloomingdale	Passaic County	120	$8,562,900	$9,419,190	59
NJ Aids	Scattered Sites	34	$995,894	$5,828,212	46
Tower of America West	Jersey City	315	$41,836,100	$46,484,556	369
NJ Aids Scattered Housing II	Various Cities	30	$813,161	$5,392,540	42
Riverwatch Commons	New Brunswick	117	$7,948,300	$11,546,454	68
Chancery Apartments	Morristown	108	$12,535,200	$13,928,000	81
Excelsior II	Hackensack	268	$41,896,700	$46,551,889	351
Tower of America East	Jersey City	444	$54,238,100	$62,271,644	469
Assisted Living of Berlin	Berlin	115	$10,430,285	$12,205,148	65
Assisted Living of Forked River	Forked River	104	$10,287,073	$11,985,300	71
Assisted Living of Vineland	Vineland	115	$10,203,965	$11,852,659	63
North Constitution Apartments	Hoboken	138	$23,426,100	$26,040,334	178
South Constitution Apartments	Hoboken	172	$28,785,900	$31,984,333	220
The Siena	Jersey City	220	$35,502,600	$39,460,000	271
333 River Street (South Waterfront)	Hoboken	526	$91,240,533	$119,660,593	805
Southampton at Newport	Jersey City	409	$46,760,800	$53,926,077	363
Pacific at Newport	Jersey City	336	$51,242,300	$59,336,805	386
North Independence	Hoboken	185	$37,495,800	$46,432,071	294
South Independence	Hoboken	150	$29,056,300	$34,300,000	217
North Independence (Addt’l. Financing)	Hoboken	-	$8,500,000	$8,500,000	-
Sovereign Apartments	Hoboken	261	$66,000,000	$72,110,256	609
Columbus Tower	Jersey City	392	$75,000,000	$92,115,485	752
Sovereign Apartments (Addt’l. Financing)	Hoboken	-	$2,000,000	$2,000,000	-
South Independence (Addt’l. Financing)	Hoboken	-	$17,904,453	$17,904,453	-
TOTAL HIT (SINCE INCEPTION)		5,279	$755,793,295	$888,679,913	6,140
Mac Mahon Student Center^	Jersey City	-	$10,000,000	$49,100,000	308
Cooper Cancer Institute^	Camden	-	$7,000,000	$58,849,008	412
Halsey Street Teachers Village A^	Newark	123	$10,000,000	$64,172,270	316
Halsey Street Teachers Village B^	Newark	81	$7,700,000	$20,510,655	97
New Brunswick Performing Arts Center^	New Brunswick	-	$7,000,000	$83,878,634	411
TOTAL BACDE (SINCE INCEPTION)		204	$41,700,000	$276,510,567	1,544
TOTAL HIT AND BACDE (SINCE INCEPTION)		5,483	$797,493,295	$1,165,190,480	7,684

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of March 31, 2018.

^ Building America, a subsidiary of the HIT, provided financing for five projects through the allocation of New Markets Tax Credits.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

May 2018